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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Amendment No. 1 to Registration Statement on Form SB-2 of Collins Growth & Income Fund, LLC of our report dated February 4, 2004 relating to the consolidated financial statements of Collins Growth & Income Fund, LLC, which appears in this Form SB-2.

/s/ Helin, Donovan, Trubee & Wilkinson, LLP

Austin, Texas
April 23, 2004